OTHER LONG TERM ASSETS	12 Months Ended
Dec. 31, 2012
Other long term assets [Abstract]
OTHER LONG TERM ASSETS
14.   OTHER LONG TERM ASSETS

The balance at December 31, 2011, represents the unamortized portion of the time charter taken over upon the acquisition of the Golden Zhejiang, which was being amortized over the period of the time charter on a straight line basis. This balance was charged against income in the year ended December 31, 2012 as a result of the termination of the charter in July 2012.